UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2008

INOVACHEM, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52865	26-1946130
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Polymed Therapeutics, Inc.
3040 Post Oak Boulevard, Suite 1110
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 777-7088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This current report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance. These forward-looking statements include, but are not limited to, statements relating to our ability to raise sufficient capital to finance our planned operations, market acceptance of our technology and product offerings, our ability to attract and retain key personnel, our ability to protect our intellectual property, and estimates of our cash expenditures for the next 12 to 18 months. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other comparable terminology.

These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. The “Risk Factors” section of this current report sets forth detailed risks, uncertainties and cautionary statements regarding our business and these forward-looking statements.

We cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made. These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

EXPLANATORY NOTE

On June 28, 2008, InovaChem Mergerco, LLC a Texas limited liability company (“Mergerco”) and a wholly owned subsidiary of InovaChem, Inc., a Delaware corporation (“InovaChem”), merged (the “Merger”) with and into Trinterprise LLC, a Texas limited liability company (“Trinterprise”), with Trinterprise surviving the Merger. As a result of the Merger, InovaChem acquired the rights in and to three patent applications of Trinterprise, and Trinterprise will be a wholly owned subsidiary of InovaChem.

As used in this Current Report, the terms the “Company,” “InovaChem,” “we,” “us,” and “our” refer to InovaChem, Inc., the Delaware corporation, and its wholly owned subsidiary, Trinterprise, after giving effect to the Merger, unless otherwise stated or the context clearly indicates otherwise.

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	TABLE OF CONTENTS

Item 1.01	Entry Into a Material Definitive Agreement	1
Item 2.01	Completion of Acquisition or Disposition of Assets	1
	The Merger and Related Transactions	1
	Description of Business	2
	Risk Factors	4
	Management’s Discussion and Analysis of Financial Condition and Results of Operations	11
	Description of Property	14
	Security Ownership of Certain Stockholders and Management	14
	Directors and Executive Officers	15
	Executive Compensation	18
	Certain Relationships and Related Transactions	19
	Description of Securities	19
	Market for Common Equity and Related Stock Matters	20
	Legal Proceedings	20
	Recent Sales of Unregistered Securities	21
	Indemnification of Officers and Directors	21
Item 3.02	Unregistered Sales of Equity Securities	22
Item 5.06	Change in Shell Company Status	23
Item 9.01	Financial Statements and Exhibits	23

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Item 1.01.  Entry into a Material Definitive Agreement.

Merger Agreement and Plan of Reorganization

On June 28, 2008, InovaChem, InovaChem Mergerco, LLC, a Texas limited liability company and a wholly owned subsidiary of InovaChem (“Mergerco”), Trinterprise LLC, a Texas limited liability company (“Trinterprise”), and William W. Zuo, Xiaojing Li, Shao Jun Xu, Henry Toh, and Lu Yiu (collectively, the “Trinterprise Members”) entered into a Merger Agreement and Plan of Reorganization (the “Merger Agreement”), pursuant to which Trinterprise merged with Mergerco, with Trinterprise surviving the Merger. For additional details of the Merger, please see the disclosures set forth in Item 2.01 to this Current Report, which disclosures are incorporated into this item by reference.

Supply Agreement

On June 28, 2008, InovaChem entered into a Supply Agreement (the “Supply Agreement”) with Polymed Therapeutics, Inc. (“Polymed”) with respect to the sourcing and manufacturing of sucralose in accordance with certain rights it obtained in and to three patent applications for the manufacture of sucralose. Mr. Zuo, Ms. Li and Mr. Xu, which upon consummation of the Merger, became shareholders, directors and/or officers of InovaChem, are each directors and/or officers of Polymed. Pursuant to the terms of the Supply Agreement, InovaChem has agreed to pay Polymed the cost price to manufacture the sucralose plus 15% of the cost price. The cost price is determined by calculating the: (i) actual direct costs; plus (ii) allocation of indirect costs using an agreed upon percentages; plus (iii) allocation of overhead using an agreed upon percentages. Polymed has agreed to maintain no less than 800 metric tons per year of manufacturing capacity for the production of sucralose for the Company. In addition, Polymed is expected to subcontract its manufacturing obligations under the Supply Agreement by entering into manufacturing contracts with each of Runkang Pharmaceutical Co. Ltd. (“Runkang”) in Anhui province, People’s Republic of China and Chongqing Polymed Chemical Co. Ltd. (“Chongqing”) in the city of ChongQing, People’s Republic of China.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

THE MERGER AND RELATED TRANSACTIONS

The Merger

On June 28, 2008, InovaChem, Mergerco and Trinterprise entered into the Merger Agreement. Upon consummation of the Merger, Mergerco merged with and into Trinterprise, and Trinterprise became a wholly owned subsidiary of InovaChem. Trinterprise’s primary assets are three patent applications with respect to the manufacture of sucralose (the “Patent Applications”).

Under the terms of the Merger Agreement, the Trinterprise Members received an aggregate of 16,666,667 newly issued shares (the “Merger Shares”) of common stock, par value $.001 per share (the “Common Stock”), of InovaChem in exchange for all of the outstanding membership interest in Trinterprise. Upon consummation of the merger, the Trinterprise Members owned approximately 80% of the issued and outstanding Common Stock of InovaChem. All of the Trinterprise Members, except for Mr. Yiu, are directors and/or officers of InovaChem. In addition, Mr. Zuo and Ms. Li are the managers of Trinterprise. Each Trinterprise Member received an amount of Merger Shares that is equal in proportion to the interest in Trinterprise held by such Trinterprise Members.

In accordance with the terms of the Merger Agreement, 4,166,667 Merger Shares were placed in escrow to satisfy certain indemnity obligations the Trinterprise Members may have to InovaChem. The escrowed Merger Shares will be released on the later ( the "Release Date") of (i) the sixth month anniversary of the Merger Agreement, and (ii) the date of delivery to InovaChem of executed supply agreements between each of (x) Polymed and Runkang, and (y) Polymed and Chongqing. InovaChem will be entitled to receive all or a portion of the escrowed Merger Shares prior to the Release Date in the event InovaChem is entitled to indemnification under the terms of the Merger Agreement.

DESCRIPTION OF BUSINESS

InovaChem is an early stage research, development and manufacturing company. Our strategic plan is to reduce the cost of manufacture of food, pharmaceutical and other products through the utilization of new technologies. We intend to obtain these technologies through their purchase, acquisition or in-house development. We recently acquired the rights to the following three Patent Applications for the manufacture of sucralose: (i) U.S. Patent Application No. 11/806,810, “NOVEL CHLORINATION PROCESS FOR PREPARING SUCRALOSE”; (ii) U.S. Patent Application No. 11/898/652, “NOVEL PROCESS FOR PREPARING SUCROSE-6-ESTERS”; and (iii) U.S. Patent Application No. 12/003,850, CIP of 11/806,810. Sucralose is a non-caloric sweetener, which is 600 times sweeter than sucrose, made from sugar. The Patent Applications were filed with the United States Patent and Trademark office by Shao Jun Xu, PhD. and, subsequently, assigned to Polymed. Polymed assigned the Patent Applications to Trinterprise in connection with the Merger. One or more of the officers, directors and/or shareholders of Polymed were members of Trinterprise, including Mr. William Zuo, Ms. Xiaojing Li and Shao Jun Xu, PhD and are now, as a result of the Merger, shareholders of InovaChem.

In connection with the Merger, Polymed also assigned to Trinterprise the following two reports from Covance Laboratories, Inc. (“Covance”): (i) Covance report dated March 11, 2008, Sucralose C071202 Specifications, Sample No. 80104857, Batch No. 80104857; and (ii) Covance report dated March 11, 2008, Sucralose Specifications, Sample No. 80104857, Batch No. 80104857 (together, the “Covance Reports”). The Covance reports list the results of tests of certain sucralose samples. The Covance Reports do not contain certifications on behalf of Covance as to the meaning of the Covance Reports. Shao Jun Xu, PhD., however, has provided a letter in connection with the Merger, confirming that the sucralose samples tested by Covance amd which are the subject of the Covance Reports, were manufactured by Polymed in accordance with the Patent Applications that Polymed assigned to Trinterprise, and that his professional interpretation of the Covance Reports is that the sucralose produced pursuant to the Patent Applications is at least 99.0% as pure as the sucralose product produced by our major competitor.

We are in the initial stages of marketing and manufacturing our products. Our management team includes professionals with wide range of experience in the development and manufacture of food, pharmaceutical and other products. We intend to commence operations by securing orders for our products and purchasing raw materials to fulfill such orders. We do not have a definitive time table for commencing production.

Proposed Sucralose Production

In connection with the Merger, InovaChem has entered into a Supply Agreement dated June 28, 2008, with Polymed with respect to the production of sucralose in accordance with the Patent Applications. For a description of the relevant terms of the Supply Agreement, please refere to Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

In addition, Polymed will subcontract its manufacturing obligations under the Supply Agreement by negotiating and entering into manufacturing contracts with each of (i) Runkang Pharmaceutical Co. Ltd. in Anhui province, People’s Republic of China, and; (2) the Chongqing Polymed Chemical Co. Ltd. plant in the city of ChongQing, People’s Republic of China (collectively, the “Chinese Manufacturers”). The contracts with the Chinese Manufacturers have not yet been executed. We anticipate that we will be able to produce and sell approximately five metric tons of sucralose during our first year, once we commence operations.

Competition

Our main competitors are Tate & Lyle, a U.K. based multi-national agri-business, and McNeil Nutritionals, LLC (“McNeil Nutritionals”), a division of Johnson & Johnson, each of whom manufactures and/or distributes sucralose under the Splenda® brand name. Tate & Lyle and McNeil Nutritionals are each well established and capitalized companies that have been manufacturing and distributing sucralose for several years. Tate & Lyle manufactures sucralose at a plant located in McIntosh, Alabama, with plans for additional capacity at a plant it is constructing in Jurong, Sinapore. We believe that we will have a competitive advantage over these companies by being able to produce sucralose more cost effectively in China.

In addition, we expect that we will also compete with Merisant Company, the manufacturer of Equal®, a non-sucralose based artificial sweetner, for market share of the artificial sweetener market. The Company will also compete with other manufacturers of artificial sweetener products.

Employees

We currently have five employees and anticipate increasing our workforce to between seven and ten full-time employees within 18 to 24 months of commencing operations. During this same time period, we plan to retain 10 to 12 professionals, on a contract basis, to assist us in the development of our products.

Government Approvals and Regulations

We will be subject to various federal, state and local laws and regulations with respect to manufacturing, packaging and selling sucralose. As a result, we may experience delays, additional costs, and restrictions in producing sucralose, or other problems in the issuance of the necessary permits and/or licenses to manufacture and sell our products. In addition, we cannot assure that we will be able to obtain the necessary licenses or permits at all. We may also be subject to periodic delays due to the unavailability of raw materials. Such delays could be costly.

RISK FACTORS

We have no operating history on which to evaluate our operations.

We are an early stage development company with limited assets and no operations. We have not yet generated any revenues. We face all of the risks, uncertainties, expenses, delays, problems and difficulties typically encountered in developing and commercializing products. We do not know the potential performance or market acceptance of the sucralose that we intend to produce. It is possible that we will have unanticipated expenses, problems or technical difficulties that could cause material delays in the development, regulatory approval or market acceptance of our products.

We will need additional capital to continue our business.

We may be required to raise additional capital through public or private debt or equity financings to fund the commercialization of the technology we acquired and continue our business plan. We may not be able to raise additional capital when needed or, if we are able to raise additional capital, it may not be on favorable terms. In particular, such additional capital would be likely to dilute our then-existing shareholders and may have rights, preferences and privileges that are senior to the Common Stock owned by our shareholders.

We have a limited history, and may be unable to accurately predict our future operating expenses, which could cause us to experience cash shortfalls in future periods.

We have no history with regard to expenses and may be unable to accurately forecast our cash needs for the pre-operating months. There can be no assurance that we will raise sufficient capital to carry out our business plan.

Neither Trinterprise nor we currently have any issued United States patents, because the Patent Applications have not yet been granted. Failure to obtain patent protections in the United States could adversely affect our future operations.

Our sole significant asset, the Patent Applications will not provide us with any legal rights unless and until, the Patent Applications are approved and the patents issued. We have not reviewed all of the documentation and filings with respect to the patent applications. There can be no assurances that the Patent Applications have: (i) been filed or properly prosecuted with the United State Patent and Trademark Office; (ii) been assigned (or properly assigned) to Polymed and/or Trinterprise; or (iii) not been assigned to another party. As a result, if there is a determination that the Patent Applications infringe on a patent or patent rights belonging to a third-party, we may be found to be willfully infringing on the patent or patent rights of such third-party. Our future operations will be adversely affected if the Patent Applications are not approved and we are unable to obtain the right to manufacture sucralose in accordance with the Patent Applications.

We currently have no issued patents in any foreign jurisdiction. The failure to obtain patent protections in foreign jurisdictions could adversely affect our future operations.

We have not filed any patent applications in any foreign jurisdictions. We believe that there is a market for our products in a variety of foreign countries. Our ability to successfully expand our operations into such foreign jurisdictions may require us to be able to protect our intellectual property in such jurisdictions, which will require us attempt to seek patent protection in such jurisdictions in the future. The application for foreign patents will be timely, expensive, and may not result in issued patents. The failure to obtain patents in foreign jurisdictions may adversely affect our future operations in that its technology may be utilized by competitors.

If we are unable to adequately protect our intellectual property, our business prospects may be harmed.

Our long-term success largely depends on our ability to market technologically competitive products. In order to legally protect our technology, we must:

▪	obtain and protect our patents, if issued, or the rights to our patents both domestically and abroad;

▪	operate without infringing upon the proprietary rights of others; and

▪	prevent others from successfully challenging or infringing our proprietary rights.

If we fail to obtain or maintain patent protections, we may not be able to prevent third parties from using our proprietary rights. We will be able to protect our proprietary rights from unauthorized use only to the extent that these rights are covered by valid and enforceable patents or are effectively maintained as trade secrets.

The pending Patent Applications, or those we may file in the future, may not result in patents being issued. Until a patent is issued, the claims covered by the patent may be narrowed or removed entirely, and therefore we may not obtain adequate patent protection. As a result, we may face unanticipated competition, or conclude that without patent rights the risk of bringing a new product to the market is too great, thus adversely affecting operating results.

Assuming we are able to achieve patent protection, the patent protection of technology companies involves complex legal and factual questions, and, therefore, we cannot predict with certainty whether we will be able to ultimately enforce any issued patents or proprietary rights. Any patents that we acquire in the future or licenses may be challenged, invalidated or circumvented and may not provide us with adequate protection against competitors. The laws of certain foreign countries do not protect our intellectual property rights to the same extent as the laws of the United States. Accordingly, we may be forced to engage in costly and time- consuming litigation in order to protect our intellectual property rights.

We also rely on trade secrets to protect our technology, especially where we do not believe patent protection is appropriate or obtainable. However, trade secrets are difficult to protect. While we believe we use reasonable efforts to protect trade secrets, our employees, consultants, contractors, and other advisors may unintentionally or willfully disclose our information to competitors. Enforcing a claim that a third party illegally obtained and is using trade secrets is expensive and time-consuming, and the outcome is unpredictable. Moreover, our competitors may independently develop equivalent knowledge, methods and know-how.

If a third party claims we are infringing on its intellectual property rights, we could incur significant litigation or licensing expenses, or be prevented from further developing or commercializing its products.

Our commercial success depends in part on our ability to operate without infringing the patents and other proprietary rights of third parties. A third party may assert that we have infringed his, her or its patents and proprietary rights or challenge the validity of any patents we may receive in the future or our proprietary rights. Likewise, we may need to resort to litigation to enforce any patent rights we receive in the future or to determine the scope and validity of a third party's proprietary rights, which litigation, even if successful, is expensive and time- consuming.

The outcome of these proceedings is uncertain and could significantly harm our business. If we do not prevail in this type of litigation, we may be required to:

▪	pay monetary damages;

▪	expend time and funding to redesign our products so that we do not infringe others' patents while still allowing us to compete in the market with a substantially similar product;

▪	obtain a license in order to continue manufacturing or marketing the affected product, and pay license fees and royalties; or

▪	stop research and commercial activities relating to the affected product or service if a license is not available on acceptable terms, if at all.

In addition, the defense and prosecution of intellectual property suits, interferences, oppositions and related legal and administrative proceedings in the United States and elsewhere, even if resolved in our favor, could be expensive and time-consuming and could divert financial and managerial resources. Some of our competitors may be able to sustain the costs of complex patent litigation more effectively than we can because they have substantially greater financial resources.

Technological advances, the introduction of new products, and new design and manufacturing techniques could adversely affect our operations unless we are able to adapt to the resulting change in conditions.

Our future success and competitive position depend to a significant extent upon our proprietary technology. We must make significant investments to continue to develop and refine our technologies. We will be required to expend substantial funds for and commit significant resources to the conduct of continuing research and development activities, the engagement of additional engineering and other technical personnel, and the enhancement of design and manufacturing processes and techniques. Our future operating results will depend to a significant extent on our ability to design and manufacture new products. There can be no assurance that any new products will receive or maintain customer or market acceptance. If we are unable to design and manufacture new products on a timely and cost-effective basis, such inability could have a material adverse effect on our business, financial condition, results of operations and liquidity.

We intend to have international operations and assets, and therefore, are subject to additional financial and regulatory risks.

We intend to sell our products in foreign countries and intend to increase our level of international business activity. Our overseas operations will be subject to various risks, including:

▪	U.S.-imposed embargoes of sales to specific countries (which could prohibit sales of products there);

▪	foreign import controls (which may be arbitrarily imposed and enforced and which could interrupt our supplies or prohibit customers from purchasing the our products);

▪	exchange rate fluctuations;

▪	expropriation of assets;

▪	war, civil uprisings and riots;

▪	government instability;

▪	the necessity of obtaining government approvals for both new and continuing operations; and

▪	legal systems of decrees, laws, taxes, regulations, interpretations and court decisions that are not always fully developed and that may be retroactively or arbitrarily applied.

We intend to expand our operations into selected international markets. However, we may be unable to execute our business model in these markets or new markets. Further, foreign providers of competing products and services may have a substantial advantage over us in attracting consumers and businesses in their country due to earlier established businesses in that country, greater knowledge with respect to the cultural differences of consumers and businesses residing in that country and/or their focus on a single market.

In pursuing an international expansion strategy, we face several additional risks, including:

•	foreign laws and regulations, which may vary country by country, that may impact how we conduct our business;

•	higher costs of doing business in foreign countries;

•	potential adverse tax consequences;

•	longer payment cycles and foreign currency fluctuations; and

•	economic downturns.

We will be subject to federal licensing requirements with respect to the sale in foreign countries of certain products. In addition, we are obligated to comply with a variety of federal, state and local regulations, both domestically and abroad, governing certain aspects of our operations. The failure to obtain applicable governmental approval and clearances could adversely affect us.

Like other companies which operate internationally, we will be subject to the Foreign Corrupt Practices Act and other laws which prohibit improper payments to foreign governments and their officials. Violations of the Foreign Corrupt Practices Act may result in severe criminal penalties, which could have a material adverse effect on our business, financial condition, results of operations and liquidity.

We may encounter intense competition from competitors all of which presently have greater resources than us.

Other persons and entities are engaged in, or may become engaged in, manufacturing of sucralose and/or other artificial sweeteners, all of which may have greater financial resources, personnel, and experience than us. These established businesses include large established companies such as Tate & Lyle, McNeil Nutritionals, LLC and Merisant Company, among others. These companies have established brands, product lines, sales forces, distribution relationships and customers. We may not be able to create a viable business against such established competitors.

We are dependent upon our management team, and the loss of any of these individuals would harm our business.

We are dependent on the efforts of our key management personnel, including our current officers. We have entered into employment agreements with each of our current officers, but there is no guarantee that our current officers will continue their respective employment with the us under such employment agreements. The loss of any one of the members of our management team could have a material adverse effect on our business.

Our ability to implement our business plan depends on our ability to attract and retain key personnel.

Our future success depends on our ability to attract and retain highly qualified research and development, technical, and managerial personnel. Competition for such personnel is intense, and we cannot guarantee that we will be able to attract or retain a sufficient number of highly qualified employees in the future. If we are unable to hire and retain personnel in key positions, our business, financial condition and operating results could be materially adversely affected.

Difficulties managing growth could adversely affect our business, operating results and financial condition.

If we achieve growth in our operations in the next few years, such growth could place a strain on our management, and our administrative, operational and financial infrastructure. Our ability to manage our operations and growth requires the continued improvement of operational, financial and management controls, reporting systems and procedures. In addition, we will need to hire additional management, financial and sales and marketing personnel to manage our future operations. If we is unable to manage our growth effectively or if we are unable to attract additional highly qualified personnel, our business, operating results and financial condition may be materially adversely affected.

We may be subject to liability claims resulting from our products.

There can be no assurance that product liability issues will not arise that would adversely impact our business. We could be subject indirectly to liability if one of our customers for sucralose becomes the subject of liability for a product in which our sucralose is used.

We incur increased costs as a result of being a public company.

We are a public reporting company and we expect to incur significant additional legal, accounting and other expenses that we would not otherwise incur as a private company. In addition, the Sarbanes-Oxley Act of 2002, as well as related rules subsequently implemented by the Securities and Exchange Commission has required changes in corporate governance practices of public companies. We expect these rules and regulations to make some activities more time-consuming and costly. We cannot predict or estimate the amount of additional costs we will incur or the timing of such costs.

Risks Related to Our Securities

Insiders have substantial control over and could delay or prevent a change in our corporate control, which may negatively affect your investment.

Our executive officers, directors and entities affiliated with them, in the aggregate, beneficially owned approximately 83% of our outstanding Common Stock. These shareholders, if acting together, would be able to significantly influence all matters requiring approval by our shareholders, including the election of directors and the approval of mergers or other business combination transactions. Persons, other than insiders, that acquire our Common Stock may have no effective voice in the management of the Company.

There is no market for our securities and there are substantial restrictions on the securities’ transferability.

There is currently no market for our Common Stock and there can be no assurance that a market will ever develop. Accordingly, our shareholders will be required to bear the economic consequences of holding such securities for an indefinite period of time. Since the securities have not yet been registered under applicable federal and state securities laws, all such securities sold by us will be “restricted securities.” Therefore, our securities cannot be sold or otherwise disposed of except in transactions that are subsequently registered under applicable federal and state securities laws, or in transactions exempt from such registration. While there are no blanket exemptions for re-sales of unregistered securities of privately held companies, the SEC has promulgated a uniform resale rule (“Rule 144”) that is generally applicable to the holders of restricted securities of companies whose securities are traded on a public market. However, there is currently no public market for our securities and there is no assurance that our securities will be traded on a public market. Because the securities have not been registered, persons acquiring our securities will be required to represent in writing that they are purchasing the same for investment only and not with a view to, or for sale in connection with, any subsequent distribution thereof. All certificates which evidence our securities will be inscribed with a printed legend which clearly describes the applicable restrictions on transfer or resale by the owner thereof.

We do not expect to pay cash dividends.

It is not anticipated that any cash dividends will be paid to shareholders in the foreseeable future. While our dividend policy will be based on the operating results and capital needs of the business, it is anticipated that all earnings, if any, will be retained to finance our future expansion. Therefore, prospective investors who anticipate the need for immediate income by way of cash dividends from their investment should not purchase our Common Stock.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Forward-Looking Statements

The following discussion contains forward-looking statements that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements regarding future events, our plans and expectations and financial projections. Our actual results could differ materially from those discussed herein. Factors that could cause or contribute to such differences include, but are not limited to, those discussed elsewhere in this Current Report. See “Risk Factors.”

General

We are an early stage research, development and manufacturing company. Our strategic plan is to reduce the cost of manufacture of food, pharmaceutical and other products, including sucralose, through the utilization of new technologies. We intend to obtain these technologies through their purchase, acquisition or in-house development. Our business plan currently anticipates that we will also develop and produce chemicals for use in electronic “smart glass” and solvents to be used as new carriers for use in lithium batteries.

We are recently acquired Trinterprise, a company affiliated with several of our stockholders. This company owns the rights to certain pending patent applications for the production and manufacture of sucralose, a non-caloric sweetener made from sugar. We anticipate that sucralose will be our first product. Sucralose is a non-caloric, high-intensity sweetener made from sugar, 600 times sweeter than sucrose. This product is used worldwide by food manufacturers, diet soda bottling companies and has many other commercial uses.

Results of Operation

We have not had any operating income since inception, September 27, 2007. For the three and six months ended March 31, 2008, we incurred a net loss of $46,477 and $46,977, respectively, consisting primarily of general and administrative expenses relating to legal, travel and start-up expenses.

Liquidity and Capital Resources

At March 31, 2008, we had $153,000 of cash on hand. As reflected in the accompanying financial statements, we are in the development stage with no operations and had a net loss of $47,577 from inception, and used no cash in operations for the period from September 27, 2007(inception) to March 31, 2008. The loss consisted of legal, travel and start-up expenses, primarily after all of our common stock was purchased by a group of investors in February 2008.

On February 11, 2008 a group of investors, through one of its members, purchased all of the outstanding shares of our common stock from our original sole stockholder. We were then renamed InovaChem, Inc. The original sole stockholder owned a total of 100,000 shares of our common stock. Following the purchase, we issued an additional 870,000 of common stock to the InovaChem Group for a total of 970,000 outstanding shares of common stock. All share and per share amounts have been retroactively restated to reflect that 970,000 shares have been issued and outstanding from our inception. The InovaChem Group then invested $153,000 of cash and caused us to issue an additional 1,530,000 shares of common stock to its members at a value of $0.10 per share. We expect that we will continue to require additional financing to execute our business strategy. There can be no assurance that we will be able to raise such funds if and when we wish to do so.

Our business plan currently anticipates that we will also develop and produce chemicals for use in electronic “smart glass” and solvents to be used as new carriers for use in lithium batteries. Although we are unable at present to estimate the funds we will require to purchase and/or acquire these products and technologies, management expects that we will need to raise additional funds through the sale of common stock if and when we pursue this aspect of our business plan. There can be no assurance that we will be able to raise such funds if and when we wish to do so.

Critical Accounting Policies

We have identified the accounting policies outlined below as critical to our business operations and an understanding of our results of operations. Additionally, we intend to develop and adopt policies, once we commence operations, which are appropriate to our operations. The list is not intended to be a comprehensive list of all of our accounting policies. In many cases, the accounting treatment of a particular transaction is specifically dictated by accounting principles generally accepted in the United States, with no need for management's judgment in their application. In particular, given our early stage of business, our primary critical accounting policy and area in which we use judgment is in the area of the recoverability of deferred tax assets.

We account for income taxes under the Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (“SFAS 109”). Under SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The ultimate realization of the deferred tax asset is dependent upon the generation of future taxable income during the periods prior to the expiration of the related net operating losses. If our estimates and assumptions about future taxable income are not appropriate, the value of our deferred tax asset may not be recoverable. At this time, we have set up an allowance for deferred taxes as we have no history to indicate the usage of deferred tax assets and liabilities.

Recent Pronouncements

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”. The objective of SFAS 157 is to increase consistency and comparability in fair value measurements and to expand disclosures about fair value measurements. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements and does not require any new fair value measurements. The provisions of SFAS No. 157 are effective for fair value measurements made in fiscal years beginning after November 15, 2007. The adoption of this statement is not expected to have a material effect on the Company's future reported financial position or results of operations.

In February 2007, the Financial Accounting Standards Board (FASB) issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115”. This statement permits entities to choose to measure many financial instruments and certain other items at fair value. Most of the provisions of SFAS No. 159 apply only to entities that elect the fair value option. However, the amendment to SFAS No. 115 “Accounting for Certain Investments in Debt and Equity Securities” applies to all entities with available-for-sale and trading securities. SFAS No. 159 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provision of SFAS No. 157, “Fair Value Measurements”. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

In December 2007, the Financial Accounting Standards Board (FASB) issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements - an amendment of ARB No. 51”. This statement improves the relevance, comparability, and transparency of the financial information that a reporting entity provides in its consolidated financial statements by establishing accounting and reporting standards that require; the ownership interests in subsidiaries held by parties other than the parent and the amount of consolidated net income attributable to the parent and to the noncontrolling interest be clearly identified and presented on the face of the consolidated statement of income, changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary be accounted for consistently, when a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary be initially measured at fair value, entities provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SFAS No. 160 affects those entities that have an outstanding noncontrolling interest in one or more subsidiaries or that deconsolidate a subsidiary. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Early adoption is prohibited. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

DESCRIPTION OF PROPERTY

Our executive offices are located at 3040 Post Oak Boulevard, Suite 1110, Houston, Texas 77056, and our telephone number is (713) 777-7088. We lease from a party related to two of our executive officers. See “Certain Relationships and Related Transactions.”

SECURITY OWNERSHIP OF CERTAIN STOCKHOLDERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of the Company’s Common Stock by each person or entity known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company’s Common Stock, each of the Company’s officers and directors, and all of the Company’s officers and directors as a group.

Beneficial ownership has been determined in accordance with rules of the SEC. Under these rules, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by that person by reason of these acquisition rights, but are not deemed outstanding for computing the percentage ownership of any other person. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

To the Company’s knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

NAME OF BENEFICIAL OWNER	NUMBER OF SHARES OF COMMON STOCK BENEFICIALLY OWNED	PERCENTAGE OF OWNERSHIP

William Zuo	6,216,667 (1)	29.37%
Xiaojing Li	6,016,667 (4)	28.42%
Shao Jun Xu	3,433,333 (3)	16.22%
Henry Toh	1,816,667 (2)	8.58%
Alan Pritzker	100,000 (5)	0.47%
Peter Michaels	75,000 (6)	0.35%
Robyn Kravit	50,000 (7)	0.24%
Michael Kleinman	50,000 (8)	0.24%
All directors and executive officers as a group (8 persons)	17,758,334	83.89%
Exchequer, Inc.	1,000,000(9)	4.72%

(1) Includes 5,416,667 shares of Common Stock acquired by Mr. Zuo as consideration for his membership interest in Trinterprise and 300,000 shares of Common Stock granted to Mr. Zuo.

(2) Includes 1,666,667 shares of Common Stock acquired by Mr. Toh as consideration for his membership interest in Trinterprise and 150,000 shares of Common Stock granted to Mr. Toh. Mr. Toh is an executive officer of Exchequer, Inc. (“Exchequer”), however, he has no voting or investment powers with respect to Exchequer, and disclaims beneficial ownership of the shares of Common Stock owned by Exchequer.

(3) Includes 3,333,333 shares of Common Stock acquired by Mr. Xu as consideration for his membership interest in Trinterprise and 100,000 shares of Common Stock granted to Mr. Xu.

(4) Includes 5,416,667 shares of Common Stock acquired by Ms. Li as consideration for her membership interest in Trinterprise and 100,000 shares of Common Stock granted to Ms. Li.

(5) Represents shares of Common Stock granted to Mr. Pritzker.

(6) Represents shares of Common Stock granted to Mr. Michaels.

(7) Represents shares of Common Stock granted to Ms. Kavit.

(8) Represents shares of Common Stock granted to Mr. Kleinman.

(9) Mr. Toh is an executive officer of Exchequer, however, he has no voting or investment powers with respect to Exchequer, and disclaims beneficial ownership of the shares of Common Stock owned by Exchequer.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding the Company’s directors and executive officers.

Name	Age	Title
William Zuo, PhD.	47	Director, Chairman and Chief Executive Officer
Henry Toh	51	Director, Vice-Chairman and Executive Vice President of Corporate Development
Shao Jun Xu, PhD.	43	Chief Science and Technical Officer
Xiaojing Li	59	Director, Corporate Secretary
Alan Pritzker	53	Chief Financial Officer
Michael Kleinman, M.D	51	Director
Robyn S. Kravit	57	Director
Peter Michaels, CPA	44	Director

William Zuo, Ph.D was appointed as Chairman of the Company’s Board of Directors and Chief Executive Officer as of February 11, 2008. Dr. Zuo is the President and CEO of Polymed Therapeutics group of companies in Asia and the United States since 1995; Polymed specializes in the manufacturing, sales and marketing of various complex “Active Pharmaceutical Ingredients”.  Dr. Zuo has been responsible in the building of numerous cGMP facilities in China and has extensive experience in dealing with the Food and Drug Administration in both China and the United States.  Dr. Zuo received his Ph.D in Nanotechnology from Rice University where he was working extensively with Dr. Richard Smalley the late Nobel Prize Scholar. Dr. Zuo also has Master degrees in Chemical Engineering and Applied Mathematics.

Henry Toh was appointed as Vice Chairman of the Company's Board of Directors and Executive Vice President of Corporate Development as of February 11, 2008. Mr. Toh is currently serving as a director with five publicly traded companies. Since 2006, Mr. Toh has served as director of American Surgical Holdings, Inc., a company specializing in staffing of surgical assistants. Since 2004, Mr. Toh has served as a director of Isolagen, Inc, an American Stock Exchange company specializing in cellular therapy. Since 2001, Mr. Toh has served as a director of Teletouch Communications Inc., a wireless communications company. Since 1992, Mr. Toh has served as an officer and director of C2 Global Technologies Inc., a publicly held voice-over-IP company. Since December 1998, Mr. Toh has served as a director of I DNA, Inc., a specialized finance and entertainment company. From April 2002 until February 2004, Mr. Toh served as a director of Bigmar, Inc., a Swiss pharmaceuticals company. From September 2004 until August 2005, Mr. Toh served as a director of Vaso Active Pharmaceuticals Inc., a healthcare products manufacturer. Since 1992, Mr. Toh has served as an officer and director of Four M International, Inc., a privately held offshore investment entity. Since August 2005, Mr. Toh has served as a director of Labock Technologies, Inc., an armored vehicle and armoring products manufacturer. Mr. Toh began his career with KPMG from 1980 to 1992, where he specialized in international taxation and mergers and acquisitions. Mr. Toh is a graduate of Rice University.

Shao Jun Xu, PhD was appointed as the Company’s Chief Science and Technical Officer as of February 11, 2008. Dr. Xu is currently the Chief Scientific Officer (CSO) for Polymed Therapeutics Group. His track record in the chemical and pharmaceutical industry spans over 21 years, in compound research, development, and operations; resulting in over one hundred product approvals or process improvements. He has served as visiting professor for many institutes and organizations, such as the Departments of Chemistry of both Lanzhou University and Zhejiang University, and others. Dr. Xu was the Vice President of Research and Development at Hisun Pharmaceutical from 2000 to 2003, a public company in China that manufactures active pharmaceutical ingredients, chemicals, and intermediates. Dr. Xu received his Doctoral degree in Organic Chemistry from Zhejiang University in 2000, his Masters degree from the same department in 1997, and his B.S. in Chemical Engineering at Tianjing University in 1986.

Xiaojing Li was appointed as a director and as the Company’s Corporate Secretary as of February 11, 2008. Ms. Li is currently a Vice President of Polymed Therapeutics, Inc., a pharmaceutical manufacturing and distribution company she co-founded in 1995.  From 1995 to 2001, Ms. Li  served as President of Hand Tech USA a pharmaceutical manufacturing and distributing company.   Ms. Li is a graduate of Xian Jiaotong University, Xian, China.

Alan Pritzker was appointed as the Company’s Chief Financial Officer as of February 11, 2008. Mr. Pritzker corporate experience includes supervision of Finance, Accounting, Information Technology, Office Services, Human Resources and Risk Management. Additionally, Mr. Pritzker has expertise in SEC reporting having been the chief financial officer of publicly traded entities for over 12 years. Mr. Pritzker is employed by North Point Consultants, Inc. (“North Point”), a consulting firm that he founded in 2001. North Point provides accounting and administrative services to various other companies. Pursuant to an arrangement with North Point, he is currently the Director of Finance of SeaHawk North America, a vessel management company that provides operational services to cruise companies and cargo shippers. Mr. Pritzker was the Chief Financial Officer of Labock Technologies, Inc., an armored vehicle and armoring products manufacturer from March 2005 until December 2006 and was the Chief Financial Officer of Commodore Cruise Lines, a publicly traded cruise line company from July 1995 until May 2002. Mr. Pritzker is a graduate of Brooklyn College.

Michael Kleinman, M.D. graduated from Rice University, attained his medical degree at the University of Texas, Albert Einstein College of Medicine in Dallas, Texas in 1983. He is a Board certified surgeon with a private practice in Houston, Texas, Clinical Assistant Professor of Surgery at Baylor University and at the University of Texas, Physician Liaison for Memorial Care System. Fellow of the American College of Surgeons, Member of the American Society of General Surgeons, the Society of American Gastrointestinal Laparoscopic Surgery, Houston Surgical Society, Harris County Medical Society, and the American Medical Association. Past member of Texas Medical Association, International College of Surgeons, American College of Physician Executives, and the American Board of Utilization Review Physicians.  Physicians Recognition Award 2003, 2006, 10 citations for top doctors.

Robyn S. Kravit is an international trade consultant with 25 years of experience in management, planning, marketing, and venture development. She is co-founder and Chief Executive Officer of Tethys Research, a biotechnology start-up company founded in 2000. Ms. Kravit sits on the Board of Directors of the Eisenhower Institute and the Board of Governors of the Washington Foreign Law Society. She has served on the selection committee for Hubert H. Humphrey Fellows, under the J. William Fulbright Program and has been a member of the National Cancer Institute's Progress Review Group. A 1973 graduate of Vassar College, Ms. Kravit attended Stanford University's Program for Chinese Language Studies in Taiwan, and earned her master's degree at Harvard University.

Peter Michaels is a Senior Vice President at HSBC Private Bank in Washington, DC and has extensive experience developing and implementing  wealth management strategies and tactics on behalf of ultra high net worth families and their companies. Prior to joining HSBC Private Bank, Mr. Michaels was a Senior Private Banker at Citi Private Bank from May 2005 until May 2007 and was formerly a Managing Director in the Washington, DC office of the merchant banking firm MSM&C from May 1998 until May 2005. Previously, Mr. Michaels served as an auditor and tax practitioner for PricewaterhouseCoopers (formerly Price Waterhouse) in Washington, DC from September 1986 until May 1988, where he performed and managed financial audits across a myriad of industries. Mr. Michaels received his Masters of Business Administration from the Fuqua School of Business at Duke University, concentrating in finance and business strategy. Mr. Michaels completed the Executive International Finance Certificate Program at Georgetown University's Center for International Business Education and Research, with an added focus on international managerial finance and trade. He received his Bachelor's Degree in accounting cum laude from the University of Maryland, where he gained recognition on the National Dean's List. He is a Certified Public Accountant and holds NASD Series 7 and 65. In addition, Mr. Michaels serves on and assists numerous boards that serve the arts, humanities and sciences.

EXECUTIVE COMPENSATION

The following table sets forth certain information regarding compensation of the Company’s directors and executive officers.

Name	Salary	Stock Options
William Zuo, PhD.	$300,000(1)	300,000
Henry Toh	$150,000(1)	150,000
Shao Jun Xu, PhD.	$100,000(1)	100,000
Xiaojing Li	$100,000(1)	100,000
Alan Pritzker	$125,000(1)	100,000
Michael Kleinman, M.D.	(2)	150,000
Robyn S. Kravit	(2)	150,000
Peter Michaels, CPA	(2)	150,000

(1) Pursuant to the Company’s agreements with each of the foregoing people, the Company initially may defer a portion of the compensation due to each such person until it has the financial resources to pay such amounts.

(2) Outside directors will receive compensation of $1,000 per meeting attended until the Company completes a successful public offering of its shares. Following such offering, the Company will pay each director $50,000 per annum ($75,000 for the Lead Independent Director). In addition, the Company will grant 50,000 shares of Common Stock to each director (75,000 to the Lead Independent Director).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Two of the Company’s executive officers, William Zuo and Xiaojing Li, are also executive officers and shareholders of Polymed. Polymed is an affiliate of the Chongqing Polymed Chemical Co. Ltd. in the city of ChongQing, People’s Republic of China one of the Chinese facilities that will be producing the Company’s products pursuant to a manufacturing contract with Polymed. Additionally, the Company leases office space from Polymed and contracts with Polymed for other services, such as receptionist and secretarial assistance, for a fee of $5,000 per month.

DESCRIPTION OF SECURITIES

The following summarizes the important provisions of our capital stock. For more information about our capital stock, please see the copy of our certificate of incorporation, as amended, that was filed on February 14, 2008 as an exhibit to our Form 8-K.

Our authorized capital stock consists of 200,000,000 shares of common stock, par value $0.001 per share and 50,000,000 shares of preferred stock, par value $0.001 per share. As of the date of this Current Report, 21,168,432 shares of our Common Stock are outstanding and no shares of our preferred stock are outstanding. Under our certificate of incorporation, the authorized but unissued shares of our capital stock will be available for issuance for general corporate purposes, including possible stock dividends, future mergers or acquisitions, or private or public offerings. Except as may otherwise be required, shareholder approval will not be required for the issuance of those shares.

Common Stock

Each share of our Common Stock entitles the holder to one vote on all matters submitted to a vote of the shareholders. The holders of Common Stock are entitled to receive dividends, when, as and if declared by the Board of Directors, in its discretion, from funds legally available therefor. We do not currently intend to declare or pay cash dividends in the foreseeable future, but rather intend to retain any future earnings to finance the expansion of our businesses. If we liquidate or dissolve, the holders of our Common Stock are entitled to share ratably in our assets, if any, legally available for distribution to shareholders after the payment of all of our debts and liabilities and payment of the liquidation preference of any outstanding shares of preferred stock. Our Common Stock has no preemptive rights and no subscription, redemption or conversion privileges. Our Common Stock does not have cumulative voting rights, which means that the holders of a majority of the outstanding shares of our Common Stock voting for the election of directors can elect all members of the Board of Directors. A majority vote is also sufficient for other actions that require the vote or concurrence of shareholders.

Preferred Stock

Our Board of Directors has the authority to issue up to 50,000,000 shares of preferred stock in one or more series. The Board can determine the number of shares in each series, as well as the voting and other rights of the series, including the dividend rights and dividend rate, terms of redemption, conversion rights and liquidation preferences. The Board has the authority to determine these rights without any further vote or action by the shareholders. Our Board has not designated the rights of any of our preferred stock.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDERS MATTERS

There is currently no trading market for the Company’s Common Stock.

LEGAL PROCEEDINGS

From time to time, the Company may be named in claims arising in the ordinary course of business. Currently, no legal proceedings or claims are pending against or involve the Company that, in the opinion of management, could reasonably be expected to have a material adverse effect on our business and financial condition.

RECENT SALES OF UNREGISTERED SECURITIES

On February 11, 2008, a group of investors, through one of its members, purchased all of the outstanding shares of our Common Stock from our original sole stockholder. We were then renamed InovaChem, Inc. The original sole stockholder owned a total of 100,000 shares of our Common Stock. Following the purchase, we issued an additional 870,000 of Common Stock to the group of investors for a total of 970,000 outstanding shares of Common Stock. All share and per share amounts have been retroactively restated to reflect that 970,000 shares have been issued and outstanding from our inception. The group of investors then invested $153,000 of cash and caused us to issue an additional 1,530,000 shares of common stock to its members at a value of $0.10 per share.

On June 28, 2008, we acquired all of the membership interest in Trinterprise in exchange for which we issued an aggregate of 16,666,667 of our Common Stock to the Trinterprise Members in accordance with the Merger Agreement. Further, we granted an aggregated of 925,000 shares of our Common Stock to our officers and directors. In addition, on July 1, 2008, we sold 1,076,675 share of our Common Stock. The disclosure set forth in Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

Our certificate of incorporation, as amended, provides that no director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law, (i) for breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit.

The principal effect of this limitation on liability provision is that a stockholder will be unable to recover monetary damages against a director for breach of fiduciary duty unless the stockholder can demonstrate that one of the exceptions listed in the Delaware General Corporation Law applies. This provision, however, will not eliminate or limit director liability arising in connection with causes of action brought under the Federal securities laws. Our certificate of incorporation does not eliminate our directors’ fiduciary duties. The inclusion of this provision in the certificate of incorporation may, however, discourage or deter stockholders or management from bringing a lawsuit against directors for a breach of their fiduciary duties, even though such an action, if successful, might otherwise have benefited us and our stockholders. This provision should not affect the availability of equitable remedies such as injunction or rescission based upon a director’s breach of his or her fiduciary duties.

The Delaware General Corporation Law provides that a corporation may indemnify its directors and officers as well as its other employees and agents against judgments, fines, amounts paid in settlement and expenses, including attorneys’ fees, in connection with various proceedings, other than an action brought by or in the right of the corporation, if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if he or she had no reasonable cause to believe his or her conduct was unlawful. A similar standard is applicable in the case of an action brought by or in the right of the corporation, except that indemnification in such a case may only extend to expenses, including attorneys’ fees, incurred in connection with the defense or settlement of such actions, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. Our certificate of incorporation provides that we will indemnify our directors to the fullest extent permitted by Delaware law. Under these provisions and subject to the Delaware General Corporation Law, we will be required to indemnify our directors for all judgments, fines, settlements, legal fees and other expenses incurred in connection with pending or threatened legal proceedings because of the director’s position with us or another entity that the director serves as a director, officer, employee or agent at our request, subject to various conditions, and to advance funds to our directors before final disposition of such proceedings to enable them to defend against such proceedings. To receive indemnification, the director must have been successful in the legal proceeding or have acted in good faith and in what was reasonably believed to be a lawful manner in our best interest.

Merger Agreement and Plan of Reorganization

A copy of the Merger Agreement and Plan of Reorganization is filed herewith as Exhibit 2.1 and is hereby incorporated by reference into this Item 2.01. The foregoing description of the merger is qualified in its entirety by reference to Exhibit 2.1.

Item 3.02 Unregistered Sales of Equity Securities

On February 11, 2008, a group of investors purchased all of the outstanding shares of our Common Stock from our original sole stockholder and, on that date, we issued an additional 870,000 of Common Stock to the group of investors for a total of 970,000 outstanding shares of Common Stock. All share and per share amounts have been retroactively restated to reflect that 970,000 shares have been issued and outstanding from our inception. The group of investors then invested $153,000 of cash and caused us to issue an additional 1,530,000 shares of Common Stock to its members at a value of $0.10 per share. The shares were issued to accredited investors, directors and/or executive officers as defined under Regulation D, Rule 501(a) promulgated by the SEC, and otherwise in accordance with the provisions of Regulation D.

On June 28, 2008, we acquired all of the membership interest in Trinterprise in exchange for which we issued an aggregate of 16,666,667 of our Common Stock to the Trinterprise members in accordance with the Merger. Further, we granted an aggregated of 925,000 shares of our Common Stock to our officers and directors.

On July 1, 2008, we sold 1,076,675 share of Common Stock at $0.30 per share for an aggregate amount of $323,002.50. We anticipate selling up to an additional 589,992 shares of our Common Stock.

The transactions described above were exempt from registration under Section 4(2) of the Securities Act and under Regulation S promulgated by the SEC. None of the shares were sold through an underwriter and accordingly, there were no underwriting discounts or commissions involved.

Item 5.06 Change in Shell Company Status

The disclosure set forth in Item 2.01 to this Current Report is incorporated into this Item by reference. As a result of the completion of the Merger, we believe that we are no longer a shell company, as defined in Rule 405 of the Securities Act and Rule 12b-2 of the Securities Exchange Act.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Merger Agreement and Plan of Reorganization dated June 28, 2008, by and among InovaChem, Inc, InovaChem Mergerco, LLC, Trinterprise LLC, William W. Zuo, Xiaojing Li, Shao Jun Xu, Henry Toh, and Lu Yiu

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOVACHEM, INC.

Date: July 7, 2008	By:	/s/ Alan Pritzker
Alan Pritzker, Chief Financial Officer